SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 13, 1999


                             MEDICAL DYNAMICS, INC.
              ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

          Colorado                                    84-0631765
 ------------------------------                  ---------------------
(State or other jurisdiction of                      (IRS Employer
incorporation or organization)                   Identification Number)


         99 Inverness Drive East
           Englewood, Colorado                          80112
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(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 790-2990

                                 not applicable
                  --------------------------------------------
                  former name or former address, if applicable




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Item 5.  Other Events.

     Medical Dynamics, Inc. (Nasdaq:MEDY) and its wholly-owned subsidiary Computer Age Dentist, Inc. have filed litigation against Sally Marcotte, Oliver Marcotte, and ADG, Inc. in the District Court for Arapahoe County, Colorado. The litigation seeks, among other things, rescission of an April 1998 merger agreement by which Computer Age Dentist acquired the assets of Command Dental Systems, Inc. from the Command shareholders. The complaint also seeks rescission of the employment agreement between Computer Age Dentist and Sally Marcotte, damages, and other affirmative relief in favor of Medical Dynamics and Computer Age Dentist and against Sally and Oliver Marcotte and ADG, Inc. The complaint alleges that, in completing the transaction with Medical Dynamics in April 1998, the principals and shareholders of Command Dental failed to disclose certain material facts to Medical Dynamics, and misrepresented certain other facts to Medical Dynamics and Computer Age Dentist. In the complaint, Medical Dynamics and Computer Age Dentist also allege that Sally Marcotte breached her obligations under her employment agreement with Computer Age Dentist.

     Medical Dynamics and Computer Age Dentist have initiated discussions with Dr. and Mrs. Marcotte, and with ADG, Inc., in an effort to settle this matter outside of litigation. There can be no assurance, however, that they will be able to do so. It should be noted that litigation is expensive and unpredictable. While management of Medical Dynamics and Computer Age Dentist believes that they have a meritorious case against these defendants, no assurances may be given as to the outcome of this case. Medical Dynamics does not believe that any resolution of this matter will have a material adverse impact on its financial condition or operations.

     Certain statements contained in this report are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are based on our management's beliefs, assumptions, and expectations of our anticipated future economic performance, taking into account information currently available to our management. These statements are not statements of historical fact, but may use terms such as "will," "may," "expects to," and other terms denoting future possibilities. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks which are beyond our ability to predict or control; these 'risk factors' and the other factors described in this prospectus and information incorporated by reference may cause actual results to differ materially from our projections or estimates contained in this prospectus or in the documents incorporated by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDICAL DYNAMICS, INC.

April 15, 1999                            By:  /s/ Van A. Horsley
                                               ---------------------------------
                                               Van A. Horsley, President